Northwestern Mutual Series Fund, Inc.

Long-Term U.S. Government Bond Portfolio
Supplement Dated July 5, 2024 to the

Summary Prospectus for the Long-Term U.S. Government Bond Portfolio Dated May 1, 2024
The following information supplements the Summary Prospectus for the Long-Term U.S. Government Bond Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2024 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Fee Table Update
The “FEES AND EXPENSES OF THE PORTFOLIO” section of the Long-Term U.S. Government Bond Portfolio’s Summary is amended by replacing the current Fee Table with the following updated Fee Table:

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Distribution and Service (12b-1) Fees	None
Other Expenses(1) (components set forth in sub-captions below)	1.66%
Interest Expense	1.51%
Other Operating Expenses	0.15%
Total Annual Portfolio Operating Expenses(1)	2.21%
Expense Reimbursement(2)	(0.05%)
Total Annual Portfolio Operating Expenses After Expense Reimbursement(1)(2)	2.16%
1
“Other Expenses” include interest expense of 1.51%. Interest expense is borne by the Portfolio separately from the management fees paid to the Portfolio’s investment adviser, Mason Street Advisors, LLC, and the Portfolio’s sub-adviser, Pacific Investment Management Company LLC. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.70% and Total Annual Portfolio Operating Expenses After Expense Reimbursement are 0.65%.
2
The Portfolio's investment adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses and such non-recurring and extra ordinary expenses as they may arise) to an annual rate of 0.65% of the Portfolio's average net assets. This expense limitation agreement may be terminated by the adviser at any time after April 30, 2025.
The updated Fee Table contains no changes to fees or expenses, but sets forth additional information regarding interest expenses as described above.
Please retain this Supplement for future reference.